 Exhibit 10.22

AMENDED AND RESTATED CONTINUING GUARANTY AGREEMENT

THIS AMENDED AND RESTATED CONTINUING GUARANTY AGREEMENT (this “Guaranty”) is made on August 5, 2008, by SUPERIOR ESSEX INC., a Delaware corporation (“SEI”); SUPERIOR ESSEX HOLDING CORP., a Delaware corporation (“Parent”); SE COMMUNICATIONS GP INC., a Delaware corporation (“SEC GP”); ESSEX INTERNATIONAL INC., a Delaware corporation (“Essex International”); ESSEX CANADA INC., a Delaware corporation (“Essex Canada”); ESSEX GROUP MEXICO INC., a Delaware corporation (“Essex Mexico”); and ESSEX MEXICO HOLDINGS, L.L.C., a Delaware limited liability company (“EMH”; SEI, Parent, SEC GP, Essex International, Essex Canada, Essex Mexico, and EMH are collectively referred to herein as “Guarantors” and individually as “Guarantor”), in favor of each of the financial institutions (collectively, “Lenders”) now or hereafter parties to the Loan Agreement (as defined below) and BANK OF AMERICA, N.A., a national banking association with a mailing address at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339, as administrative and collateral agent (in such capacity, together with its successors in such capacity, “Agent”) for each of Lenders and the other Credit Parties (as defined in the Loan Agreement) (Agent and each other Credit Party are collectively referred to herein as “Guaranteed Parties” and individually as “Guaranteed Party”).

Recitals:

Pursuant to that certain Credit Agreement dated November 10, 2003, as amended and restated by that certain Amended and Restated Loan and Security Agreement dated April 14, 2006,  among SUPERIOR ESSEX COMMUNICATIONS LP, a Delaware limited partnership (“Superior Essex”), ESSEX GROUP, INC., a Michigan corporation (“Essex”; Superior Essex and Essex are collectively referred to herein as “U.S. Borrowers”), Agent, and the various financial institutions party thereto from time to time (the “Existing Lenders”) (as at any time amended, restated, modified or otherwise supplemented prior to the date hereof, the “Existing Loan Agreement”), the Existing Lenders agreed to make loans to, and issue letters of credit and provide other financial accommodations on behalf of, U.S. Borrowers.

In connection with the Existing Loan Agreement, certain of the Guarantors executed and delivered that certain Continuing Guaranty Agreement dated November 10, 2003 in favor of Agent and the Existing Lenders, which Continuing Guaranty Agreement was further acknowledged and reaffirmed pursuant to that certain Acknowledgement Reaffirmation of Loan Documents dated April 14, 2006 (as at any time amended, restated, modified or otherwise supplemented prior to the date hereof, the “Existing Guaranty”), pursuant to which the Guarantors jointly and severally unconditionally guaranteed to the Agent and the Existing Lenders the payment and performance of all of the “Guaranteed Obligations” as defined therein.

Guaranteed Parties, U.S. Borrowers and ESSEX GROUP CANADA INC., a Nova Scotia company (“Canadian Borrower”; U.S. Borrowers and Canadian Borrower are collectively referred to herein as “Borrowers” and individually as “Borrower”), have now entered into a certain Second Amended and Restated Loan Agreement dated the date hereof, 2006 (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), which Loan Agreement amends and restates the Existing Loan Agreement.

It is a condition to the Guaranteed Parties’ willingness to make loans and other financial accommodations to or for the benefit of the Borrowers under the Loan Agreement that each of the Guarantors agreed to amend and restate the Existing Guaranty in its entirety as hereinafter set forth.

Each of the Guarantors has determined that it is and will be the best interest and to the direct advantage of such Guarantor to assist the Borrowers in borrowing money and obtaining extensions of credit from the Agent and the Lenders under the Loan Agreement in order to further the business of such Guarantor, and each Guarantor agrees that the Existing Guaranty is hereby amended and restated in its entirety by this Guaranty, and each Guarantor agrees to unconditionally guarantee to the Guaranteed Parties all of the Guaranteed Obligations (as defined herein), and to ratify, renew and continue the prior “Guaranteed Obligations” as defined in the Existing Guaranty, all on the terms set forth herein.

Agreement:

NOW, THEREFORE, for Ten Dollars ($10) in hand paid and in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto hereby agrees to amend and restate the Existing Guarantee as follows:

1.             Definitions; Rules of Construction.  Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.  As used herein, the words “herein,” “hereof,” “hereunder,” and “hereon” shall have reference to this Guaranty taken as a whole and not to any particular provision hereof; and the word “including” shall mean “including, without limitation.”

2.             Guaranty.  (a)  Each Guarantor hereby unconditionally and absolutely guarantees to each Guaranteed Party the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of all of the Obligations, including, without limitation, the U.S. Obligations and the Canadian Obligations, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, now existing or hereafter incurred, created or arising, and howsoever evidenced, whether created directly to or acquired by assignment or otherwise by any Guaranteed Party, and whether Borrowers may be liable individually or jointly with others, and regardless of whether recovery upon any of such Obligations becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise or is or becomes invalid or unenforceable for any other reason (all of such Obligations being jointly referred to herein as the “Guaranteed Obligations”).  Without limiting the generality of the foregoing, the term “Guaranteed Obligations” as used herein shall include all debts, liabilities and obligations incurred by a Borrower to any of Guaranteed Parties in any bankruptcy case or Insolvency Proceeding of such Borrower and any interest, fees or other charges accrued in any such bankruptcy, whether or not any such interest, fees or other charges are recoverable from such Borrower or its estate under 11 U.S.C. § 506 or other Applicable Law.

(b)           No Guaranteed Party shall be under any obligation to marshal any assets in favor of any Guarantor or in payment of any of the Guaranteed Obligations.  If and to the extent any Guaranteed Party receives any payment on account of any of the Guaranteed Obligations (whether from Borrowers, any Guarantor or a third party obligor or from the sale or other disposition of any Collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person under any state, federal or foreign bankruptcy or other insolvency law, common law or equitable cause, then the part of the Guaranteed Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.  The foregoing provisions of this paragraph shall survive Full Payment of the Obligations and the termination of this Guaranty.

(c)            Agent, for and on behalf of the Guaranteed Parties, shall have the right to seek recourse against Guarantors to the full extent provided for herein and against Borrowers to the full extent provided for in any of the Loan Documents.  No election to proceed in one form of action or proceeding, or against any Person, or on any obligation, shall constitute a waiver of any Guaranteed Party’s right to proceed in any other form of action or proceeding or against any other Person unless such Guaranteed

Party has expressly waived such right in writing.  Specifically, but without limiting the generality of the foregoing, no action or proceeding by Guaranteed Parties against Borrowers under the Loan Documents or any other instrument or agreement evidencing or securing Guaranteed Obligations shall serve to diminish the liability of Guarantors for the balance of the Guaranteed Obligations.

3.             Nature of Guaranty.  This Guaranty is a primary, immediate and original obligation of each Guarantor; is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Guaranteed Obligations and not of collectibility only; is not contingent upon the exercise or enforcement by Guaranteed Parties of whatever rights or remedies Guaranteed Parties may have against Borrowers or others, or the enforcement of any Lien or realization upon any Collateral or other security that any of Guaranteed Parties may at any time possess; and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or unenforceability of any Guaranteed Obligations or agreements evidencing same.  This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Guaranteed Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security, and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.  This Guaranty is secured by security interests and other Liens granted by each Guarantor to Agent pursuant to the Security Documents executed by such Guarantor.

4.             Payment and Enforcement of Guaranteed Obligations.  (a)  If any Guarantor should dissolve or become insolvent (within the meaning of the UCC), or if a petition for an order for relief with respect to any Guarantor should be filed by or against any Guarantor under any chapter of the Bankruptcy Code, or if a receiver, trustee, conservator or other custodian should be appointed for any Guarantor or any of any Guarantor’s property, or if an Event of Default shall occur and be continuing, then, in any such event and whether or not any of the Guaranteed Obligations are then due and payable or the maturity thereof has been accelerated or demand for payment thereof has been made, Agent, on behalf of Guaranteed Parties, may, without notice to any Guarantor, make the Guaranteed Obligations immediately due and payable hereunder as to each Guarantor, and Agent, on behalf of Guaranteed Parties, shall be entitled to enforce the obligations of each Guarantor hereunder as if the Guaranteed Obligations were then due and payable in full.  If any of the Guaranteed Obligations are collected by or through an attorney at law, Guarantors agree to jointly and severally pay to Guaranteed Parties reasonable attorneys’ fees and court costs.  Guarantors shall be jointly and severally obligated to make payments under this Guaranty with respect to U.S. Obligations in Dollars, and with respect to Canadian Obligations in Canadian Dollars, or, in the case of Canadian Obligations, in an amount that is the Dollar Equivalent of such Canadian Obligations.  Guarantors shall be obligated to make multiple payments under this Guaranty to the extent necessary to cause Full Payment of the Guaranteed Obligations.

(b)           Any and all payments by any Guarantor hereunder shall be made free and clear of and without deduction for any setoff, counterclaim, or withholding so that, in each case, Guaranteed Parties shall receive, after giving effect to any taxes (excluding taxes imposed on the overall net income of Guaranteed Parties to the extent excluded pursuant to the Loan Agreement), the full amount that they would otherwise be entitled to receive with respect to the Guaranteed Obligations (but without duplication of amounts for taxes already included in the Guaranteed Obligations).  If for any reason any Borrower has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations become unrecoverable from any Borrower by reason of such Borrower’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor had at all times been the principal obligor on all such Guaranteed Obligations.  If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, dissolution or reorganization of debt or for any other reason, all such amounts otherwise subject to acceleration under the terms of any Loan Documents or other instrument or agreement evidencing or securing the payment of the Guaranteed Obligations shall nevertheless be immediately due and payable by Guarantors.

(c)            The books and records of Agent showing the amounts owed to Guaranteed Parties by Borrowers shall be admissible in evidence in any action or proceeding against or involving any Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to Borrowers, to the extent no written objection thereto is made within 30 days from the date of sending thereof to Borrowers, shall be deemed conclusively correct and shall constitute an account stated between Guaranteed Parties and Borrowers and shall be binding on Guarantors.

(d)           Each Guarantor acknowledges that Agent is authorized and empowered to enforce this Guaranty for the benefit of all of the Guaranteed Parties and to collect from Guarantors the amount of the Guaranteed Obligations from time to time, in Agent’s own name and without the necessity of joining any other Guaranteed Party in any action, suit or other proceeding to enforce this Guaranty.

5.             Specific Waivers of Each Guarantor.  (a)  To the fullest extent permitted by Applicable Law, each Guarantor does hereby waive notice of each Guaranteed Party’s acceptance hereof and reliance hereon; notice of the extension of credit from time to time by Guaranteed Parties to any Borrower and the creation, existence or acquisition of any Guaranteed Obligations; notice of the amount of Guaranteed Obligations of Borrowers to Guaranteed Parties from time to time (subject, however, to such Guarantor’s right to make inquiry of Agent to ascertain the amount of Guaranteed Obligations at any reasonable time); notice of any adverse change in any Borrower’s financial condition or of any other fact which might increase such Guarantor’s risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default or acceleration; all other notices and demands to which such Guarantor might otherwise be entitled (except those notices or demands Agent has expressly agreed to provide in the Loan Agreement); any right such Guarantor may have, by statute or otherwise, to require Agent or the other Guaranteed Parties to institute suit against any Borrower after notice or demand from such Guarantor or to seek recourse first against Borrowers or otherwise, or to realize upon any security for the Guaranteed Obligations, as a condition to enforcing such Guarantor’s liability and obligations hereunder; any defense that any Borrower may at any time have or assert based upon the statute of limitations, the statue of frauds, failure of consideration, fraud, bankruptcy, insolvency, receivership, lack of legal capacity, usury, or accord and satisfaction; any defense that other indemnity, guaranty, or security was to be obtained; any defense or claim that any Person purporting to bind any Borrower to the payment of any of the Guaranteed Obligations did not have actual or apparent authority to do so; any right to contest the commercial reasonableness of the disposition of any Collateral; any defense or claim that any other act or failure to act by any Guaranteed Party had the effect of increasing such Guarantor’s risk of payment; and any other legal or equitable defense to payment hereunder.  Without limiting the generality of the foregoing, each Guarantor waives all rights to require Agent or the other Guaranteed Parties to proceed against Borrowers.

(b)           To the fullest extent permitted by Applicable Law, each Guarantor also hereby waives and renounces (for itself and its successors) any and all rights or defenses arising by reason of any “one action” or “anti-deficiency” law which would otherwise prevent Agent or the other Guaranteed Parties from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of setoff) against such Guarantor before or after any Guaranteed Party’s commencement or completion of any foreclosure action, whether by judicial action, by exercise of power of sale or otherwise, or any other law which in any other manner would otherwise require any election of remedies by Agent or any other Guaranteed Party; and any right that such Guarantor may have to claim or recover in any litigation arising out of this Guaranty or any of the other Loan Documents, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

6.             Guarantors’ Consents and Acknowledgments.  (a)  Each Guarantor consents and agrees that, without notice to or by such Guarantor and without reducing, releasing, diminishing, impairing or otherwise affecting the liability or obligations of such Guarantor hereunder, Agent, on behalf of the Guaranteed Parties, may (with or without consideration) compromise or settle any of the Guaranteed Obligations; accelerate the time for payment of any of the Guaranteed Obligations following the occurrence and during the continuation of an Event of Default; extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations; increase the amount of the Guaranteed Obligations; refuse to enforce, or release all or any Persons liable for the payment of, any of the Guaranteed Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to the principal amount of any of the Guaranteed Obligations or grant other indulgences to Borrowers in respect thereof; amend, modify, terminate, release, or waive any Loan Documents or any other documents or agreements evidencing, securing or otherwise relating to the Guaranteed Obligations (other than this Guaranty); release, surrender, exchange, modify or impair, or consent to the sale, transfer or other disposition of, any Collateral or other property at any time securing (directly or indirectly) any of the Guaranteed Obligations or on which Guaranteed Parties may at any time have a Lien; fail or refuse to perfect (or to continue the perfection of) any Lien granted or conveyed to any Guaranteed Party with respect to any Collateral, or to preserve rights to any Collateral, or, except to the extent otherwise provided in the Loan Documents, to exercise care with respect to any Collateral in any Guaranteed Party’s possession; extend the time of payment of any Collateral consisting of accounts, notes, chattel paper, payment intangibles or other rights to the payment of money; refuse to enforce or forbear from enforcing its rights or remedies with respect to any Collateral or any Person liable for any of the Guaranteed Obligations or make any compromise or settlement or agreement therefor in respect of any Collateral or with any party to the Guaranteed Obligations; release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations, whether parties to this Guaranty or not; subordinate payment of any of the Guaranteed Obligations to the payment of any other liability of any Borrower; or apply any payments or proceeds of Collateral received to the liabilities of any Borrower to any Guaranteed Party regardless of whether such liabilities consist of Guaranteed Obligations and regardless of the manner order or of any such application.

(b)           Each Guarantor is fully aware of the financial condition of each Borrower.  Each Guarantor delivers this Guaranty based solely upon such Guarantor’s own independent investigation and in no part upon any representation or statement of any Guaranteed Party with respect thereto.  Each Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning each Borrower’s financial condition as such Guarantor may deem material to such Guarantor’s obligations hereunder, and such Guarantor is not relying upon, nor expecting any Guaranteed Party to furnish such Guarantor with, any information in any Guaranteed Party’s possession concerning any Borrower’s financial condition.  If Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any Guarantor regarding Borrowers, any of the Collateral or any transaction or occurrence in respect of any of the Loan Documents, neither Agent nor any of the other Guaranteed Parties shall be under any obligation to update any such information or to provide any such information to such Guarantor on any subsequent occasion.  Each Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of “Guaranty,” which risks include, without limitation, the possibility that Borrowers will contract additional indebtedness for which such Guarantor may be liable hereunder after Borrowers’ financial condition or ability to pay their lawful debts when they fall due has deteriorated.

7.             Continuing Nature of Guaranty.  (a)  This Guaranty shall continue in full force and effect until Full Payment of the Guaranteed Obligations.  Each Guarantor acknowledges that there may be future advances by Guaranteed Parties to Borrowers (although Guaranteed Parties may be under no obligation to make such advances) and that the number and amount of the Guaranteed Obligations may be unlimited and may fluctuate from time to time hereafter, and this Guaranty shall remain in force at all times hereafter, whether there are any Guaranteed Obligations outstanding from time to time or not until Full Payment of the Guaranteed Obligations.

(b)           To the fullest extent permitted by Applicable Law, each Guarantor waives any right that such Guarantor may have to terminate or revoke this Guaranty.  If, notwithstanding the foregoing waiver, any Guarantor shall nevertheless have any right under Applicable Law to terminate or revoke this Guaranty, which right cannot be waived by such Guarantor, such termination or revocation shall not be effective until a written notice of such termination or revocation, specifically referring to this Guaranty and signed by such Guarantor, is actually received by an officer of Agent who is familiar with Borrowers’ account with Guaranteed Parties and this Guaranty; but any such termination or revocation shall not affect the obligation of any Guarantor or any Guarantor’s successors or assigns with respect to any of the Guaranteed Obligations owing to Guaranteed Parties and existing at the time of the receipt by Agent of such revocation or to arise out of or in connection with any transactions theretofore entered into by Guaranteed Parties with or for the account of Borrowers.  If any Guaranteed Party grants loans or other extensions of credit to or for the benefit of any Borrower or takes other action after the termination or revocation by any Guarantor but prior to Agent’s receipt of such written notice of termination or revocation, then the rights of such Guaranteed Party hereunder with respect thereto shall be the same as if such termination or revocation had not occurred.

8.             Subordination; Postponement of Subrogation Rights.  (a)  Any and all present and future debts and obligations of Borrowers to Guarantors are hereby subordinated to the full payment of the Guaranteed Obligations by Borrowers to Guaranteed Parties.  If any payment shall be made to any Guarantor on account of any indebtedness owing by Borrowers to such Guarantor during any time that any Guaranteed Obligations are outstanding, such Guarantor shall hold such payment in trust for the benefit of Guaranteed Parties and shall make such payments to Agent to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the discretion of Agent, pursuant to the terms of the Loan Agreement.  The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies of any Guaranteed Party or any affiliate of any Guaranteed Party under any separate subordination agreement that such Guaranteed Party or such affiliate may at any time or from time to time enter into with any Guarantor.

(b)           Until Full Payment of the Guaranteed Obligations, no Guarantor shall have any claim, right or remedy (whether or not arising in equity, by contract or Applicable Law) against Borrowers or any other Person by reason of any Guarantor’s payment or other performance hereunder.  Without limiting the generality of the foregoing, each Guarantor hereby subordinates to the Full Payment of the Guaranteed Obligations any and all legal or equitable rights or claims that such Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that until Full Payment of all of the Guaranteed Obligations, such Guarantor shall have no recourse to any assets or property of Borrowers (including any Collateral) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Guaranteed Obligations, whether any of such rights arise under contract, in equity or under Applicable Law.

9.             Other Guaranties.  If on the date of Guarantors’ execution of this Guaranty or at any time thereafter any Guaranteed Party receives any other guaranty from any Guarantor or from any other Person of any of the Guaranteed Obligations, the execution and delivery to such Guaranteed Party and such Guaranteed Party’s acceptance of any such additional guaranty shall not be deemed in lieu of or to supersede, terminate or diminish this Guaranty, but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided in such additional or supplementary guaranty; and if, prior to the date hereof, any Guarantor or any other Person has given to any Guaranteed Party a previous guaranty or guaranties, this Guaranty shall be construed to be an additional or supplementary guaranty and not to be in lieu thereof or to supersede, terminate or diminish such previous guaranty or guaranties.

10.          Application of Payments.  Unless otherwise required by Applicable Law or a specific agreement to the contrary, all payments received by Guaranteed Parties from Borrowers, Guarantors or any other Person with respect to the Guaranteed Obligations or from proceeds of the Collateral may be applied (or reversed and reapplied) by Agent to the Guaranteed Obligations in accordance with the Loan Agreement, without affecting in any manner any Guarantor’s liability hereunder.

11.          Limitation on Guaranty.  To the extent any performance of this Guaranty would violate any applicable usury statute or other Applicable Law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of legal validity.  Nothing in this Guaranty shall be construed to authorize Guaranteed Parties to collect from Guarantors any interest that has not yet accrued, is unearned or subject to rebate or is otherwise not entitled to be collected by Guaranteed Parties under Applicable Law.  The provisions of this paragraph shall control every other provision of this Guaranty.

12.          Representations, Warranties and Covenants of Guarantors.  Each Guarantor represents and warrants to the Guaranteed Parties that, as of the Closing Date, such Guarantor is now Solvent and, after giving effect to the transactions described in the Loan Documents and the issuance of this Guaranty, will be Solvent; the financial statements of such Guarantor furnished to the Guaranteed Parties have been prepared in a manner consistent with the financial statements referred to in Section 9.1.8 of the Loan Agreement; to the best of Guarantors’ knowledge, there are no facts or circumstances in existence on the Closing Date which any Guarantor has failed to disclose to Agent and the Guaranteed Parties in writing that could reasonably be expected to have a Material Adverse Effect; there are no actions, suits, proceedings or investigations pending or, to the knowledge of any Guarantor, threatened on the date hereof against or affecting any Guarantor, or the business, operations, Properties, prospects, profits or condition of any Guarantor (i) which relate to any of the Loan Documents or any of the transactions contemplated thereby or (ii) which, if adversely determined to any Guarantor, could reasonably be expected to have a Material Adverse Effect; and there are no Liens upon (A) any of the Pledged Collateral pledged by SEI pursuant to its Pledge Agreement, and (B) any of any other Guarantor’s Property, in each case, other than Permitted Liens, such term to be applicable mutatis mutandis to each Guarantor and its Property.  Each Guarantor shall give Agent written notice promptly after such Guarantor obtains knowledge of (i) the commencement of any litigation affecting such Guarantor to the extent that such litigation, if adversely determined to such Guarantor, could reasonably be expected to have a Material Adverse Effect; (ii) the filing of any tax Lien for taxes due and payable that are not being Properly Contested; and (iii) the existence of any material default by such Guarantor under any agreement or instrument relating to Debt for Money Borrowed exceeding $1,000,000; or any Insolvency Proceeding commenced by or against such Guarantor. At such reasonable times as Agent requests, each Guarantor shall furnish copies of its current financial statements to Agent and permit Agent and Guaranteed Parties or their representatives to inspect Guarantor’s financial records and properties and make copies thereof or extracts therefrom in order to evaluate the financial condition of such Guarantor, on reasonable prior notice, at reasonable times during normal business hours.

13.          Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and shall be effective upon receipt by the noticed party.  Acceptable methods for giving notices hereunder shall include first-class U.S. mail, facsimile transmission and commercial courier service.  Regardless of the manner in which notice is provided, notices may be sent to the addresses for Agent and Guarantors as set forth above or to such other address as any party may give to the others for such purpose in accordance with this Section.

14.          Governing Law; Venue.  This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of Georgia.  All actions, suits or proceedings arising directly or indirectly hereunder may, at the option of Agent, be litigated in courts having situs within the State of Georgia, and each Guarantor hereby expressly consents to the jurisdiction of any state or federal court located within said state and agrees that any service of process in such action or proceedings may be made by personal service upon such Guarantor wherever such Guarantor may be then located, or by certified or registered mail directed to such Guarantor at such Guarantor’s last known address; provided, however, that the foregoing shall not prevent Agent or any of the other Guaranteed Parties from bringing any action, enforcing any Lien or judgment or exercising any rights or remedies against any Guarantor, against any Collateral, or against any property of any Guarantor, within any other county, state or other foreign or domestic jurisdiction.  Each Guarantor waives any objection to venue and any objection based on a more convenient form in any action instituted under this Guaranty.

15.          Successors and Assigns.  All the rights, benefits and privileges of Guaranteed Parties shall vest in, and be enforceable by Guaranteed Parties and their respective successors, transferees and assigns.  This Guaranty shall be binding upon each Guarantor and each Guarantor’s successors and assigns.  Without limiting the generality of the foregoing, any Guaranteed Party may assign, in accordance with the terms of the Loan Agreement, to one or more banks or other entities all or any part of the Guaranteed Obligations, whereupon each such bank or other entity shall become vested with all of the rights in respect thereof granted to such Guaranteed Party herein or otherwise in respect hereof.

16.          Miscellaneous.  This Guaranty expresses the entire understanding of the parties with respect to the subject matter hereof and may not be changed orally, and no obligation of any Guarantor can be released or waived by any Guaranteed Party or any officer or agent of any Guaranteed Party, except by a writing signed by a duly authorized officer of Agent.  If any part of this Guaranty is determined to be invalid, the remaining provisions of this Guaranty shall be unaffected and shall remain in full force and effect.  No delay or omission on any Guaranteed Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will any Guaranteed Party’s action or inaction impair any such right or power, and all of Guaranteed Parties’ rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that Guaranteed Parties may have under other agreements, at law or in equity.  Time is of the essence of this Guaranty and of each provision hereof.  The section headings in this Guaranty are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of this Guaranty.  This Guaranty may be executed in multiple counterparts, all of which taken together shall constitute one and the same Guaranty and the signature page of any counterpart may be removed therefrom and attached to any other counterpart.

17.          Jury Trial Waiver.  Guarantors and Guaranteed Parties (by their acceptance hereof) each hereby waives the right to a jury trial in any action, suit, proceeding or counterclaim arising out of or related to this Guaranty, and each Guarantor further waives rights arising under applicable statutes or otherwise to require any Guaranteed Party to institute suit against any Borrower or to exhaust any Guaranteed Party’s rights and remedies against any Borrower or any Collateral, each Guarantor being bound to the payment of any and all Guaranteed Obligations to Guaranteed Parties, whether now existing or hereafter accruing as fully as if such indebtedness were directly owing to Guaranteed Parties by such Guarantor.

18.          Amendment and Restatement.

(a)           This Guaranty amends and restates the Existing Guaranty.  All rights, benefits, indebtedness, interests, liabilities and obligations of the parties to the Existing Guaranty and the agreements, documents and instruments executed and delivered in connection with the Existing Guaranty (collectively, the “Existing Guaranty Documents”) are hereby renewed, amended, restated and superseded in their entirety according to the terms and provisions set forth in this Guaranty and the other Loan Documents.  This Guaranty does not constitute, nor shall it result in, a waiver of, or release, discharge or forgiveness of, any amount payable pursuant to the Existing Guaranty or any indebtedness, liabilities or obligations of the Guarantor thereunder, all of which are renewed and continued and are hereafter payable and to be performed in accordance with this Guaranty and the other Loan Documents.  Neither this

Guaranty nor any of the other Loan Documents extinguishes the indebtedness or liabilities outstanding in connection with the Existing Guaranty Documents, nor do they constitute a novation with respect thereto.

(b)           All security interests, pledges, assignments, and other Liens previously granted by each Guarantor pursuant to the Existing Guaranty Documents are hereby renewed and continued, and all such security interests, pledges, assignments and other Liens shall remain in full force and effect as security for the Guaranteed Obligations.

[Remainder of page intentionally left blank; signatures on following page.]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be signed, sealed and delivered by its duly authorized officers, on the day and year first written above.

SUPERIOR ESSEX INC.
(“Guarantor”)

By:
Name:
Title:

SUPERIOR ESSEX HOLDING CORP.
(“Guarantor”)

By:
Name:
Title:

SE COMMUNICATIONS GP INC.
(“Guarantor”)

By:
Name:
Title:

ESSEX INTERNATIONAL INC.
(“Guarantor”)

By:
Name:
Title:

ESSEX CANADA INC.
(“Guarantor”)

By:
Name:
Title:

[Signatures continue on following page.]

Amended and Restated Continuing Guaranty Agreement

ESSEX GROUP MEXICO INC.
(“Guarantor”)

By:
Name:
Title:

ESSEX GROUP, INC.
(“Guarantor”)

By:
Name:
Title:

ESSEX MEXICO HOLDINGS, L.L.C.
(“Guarantor”)

By:
Name:
Title:

Accepted on , 2008:

BANK OF AMERICA, N.A.,
as Agent for the Guaranteed Parties

By:
Name:
Title:

Amended and Restated Continuing Guaranty Agreement